UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2024
CRANE NXT, CO.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

Delaware	1-1657		88-0706021
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

950 Winter Street 4th Floor North	Waltham	MA	02451
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: 781-755-6868
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	CXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1 – REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.
On December 9, 2024 (the “Second Amendment Effective Date”), Crane NXT, Co. (the “Company”), a Delaware corporation, entered into that certain Second Amendment (the “Second Amendment”), among the Company, as borrower, CA-MC Acquisition UK Limited, a private limited company incorporated under the laws of England and Wales with registered number 03878137 (the “UK Borrower”), a wholly-owned subsidiary of the Company, as a subsidiary borrower, the subsidiaries of the Company party thereto as guarantors, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

The Second Amendment amends the Company’s existing credit agreement, dated as of March 17, 2023 (as amended by that certain First Amendment, dated as of February 29, 2024, and by the Second Amendment, the “Amended Credit Agreement”), to, among other things, (a) establish incremental revolving commitments in an aggregate principal amount equal to $200,000,000 and (b) provide delayed draw term loan commitments in an aggregate principal amount equal to £300,000,000. The aggregate principal amount of the lenders’ revolving commitments under the Amended Credit Agreement as of the Second Amendment Effective Date is $700,000,000. The delayed draw term loans will be made available to fund, together with cash on hand, the previously announced acquisition of De La Rue plc’s authentication division, De La Rue Authentication Solutions, subject to customary closing conditions including the closing of such acquisition.

The foregoing description of the Second Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Second Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.
SECTION 2 – FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1
Second Amendment, dated as of December 9, 2024, by and among Crane NXT, Co., a Delaware corporation, as borrower, CA-MC Acquisition UK Limited, a private limited company incorporated under the laws of England and Wales with registered number 03878137, the other loan parties party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.*

101	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRANE NXT, CO.

December 11, 2024

	By:	/s/ Paul G. Igoe
Paul G. Igoe
Senior Vice President, General
Counsel and Secretary

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